GrowGeneration®

WHERE THE PROS GO TO GROW



INVESTOR PRESENTATION

ICR Conference 2021

SAFE HARBOR STATEMENT

This presentation is being provided for information purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any of the Company's securities. This presentation is not intended, nor should it be distributed, for advertising purposes, nor is it intended for broadcast or publication to the general public. Any such offer of the Company's securities will only be made in compliance with applicable state and federal securities laws pursuant to a prospectus or an offering memorandum and related offering documents which will be provided to qualified prospective investors upon request.

This presentation may include predictions, estimates or other information that might be considered forward-looking within the meaning of applicable securities laws. While these forward-looking statements represent our current judgments, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. When used herein, words such as "look forward," "believe," "continue," "building," or variations of such words and similar expressions are intended to identify forward-looking statements. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are often discussed in filings we make with the United States Securities and Exchange Commission, available at: www.sec.gov, and on our website, at: www.growgeneration.com.

GROWGENERATION AT A GLANCE

Snapshot


GrowGeneration
WHERE THE PROS GO TO GROW

- **Founded:** 2014, public since 2016
- **Ticker:** GRWG (NASDAQ)
- **Headquarters:** Denver, CO
- **FY 2020 Revenue:** $192.0M (+140% YoY)
- **2021 Revenue Guidance:** $335M-$350M
- **2021 EBITDA Guidance:** $38M-$40M
- **Total Employees: 435** (as of 1/1/2021)

Business Overview

- The largest chain of Hydroponic Garden Centers in USA, 39 locations in 11 states
  - Multi- sales channels serving both the B2C and B2B grower
  - Full-service product and solution offerings for MSO'S, commercial growers and growers of all sizes
  - Majority of the stores also function as warehouse, distribution and fulfillment centers
- Largest selection of Hydroponic products and network of Gro Pro specialists
- Operate e-commerce store; developing into omnichannel sales approach for all locations
- **Strategy:** expand reach via organic growth, same store sales and investing in expanding our supply chain through store openings and acquisitions

Key Products


ROOT
ROOT STIMULANT + PROTEIN HYDROLYSATE

Nutrients & Additives



Lighting


sungro
HORTICULTURE
Professional Growing Mix
Our Expertise is Growing
LARGE BALE
3.8 cu.ft. / 107 L

Growing Media


anden

Environmental Controls

WHO WE ARE & WHAT WE DO

Supply Chain
to the Growers and Cultivators

Largest hydroponic and organic product/solutions provider

National Footprint
39 garden centers in 11 states

Expertise
Deep knowledge base with in-house professionals

Full-service product solutions from initial build-outs to continuous needs of growers

Diverse Customer Base
Large commercial multi-state operators, regional, local and home growers. 75% of business is commercial

GROWGEN.PRO
where the pros go & save

Omnichannel—Growing direct to grower platform: **GrowGeneration.com**

Well-Situated for Continued Growth

KEY PERFORMANCE EXECUTABLES FOR 2021-2022

2020 STORE ACQUISITIONS
+$100M Revenue
SAME TARGET FOR 2021

Over 55+ Garden Centers in 2021 in 6 new markets
(ORGANIC GROWTH)

2020 REVENUE
$192M up from $80M in 2019
CONTINUE SAME GROWTH TRAJECTORY

SAME STORE SALES FOR Q4 2020
UP 58%

SAME STORE SALES FY 2020
UP 63%

DOUBLE DIGIT GROWTH IN 2020

COMMERCIAL SALES
~$25M per quarter
GOAL: $100M in 2021

E-COMMERCE SALES UP:
2020: $10M
2021: $20M

GROWGEN.PRO
where the pros go & save

OMNI CHANNEL:
Order online, pick up in store

PROPRIETARY AND EXCLUSIVE PRODUCTS
10% of overall revenue in 2021

Fueling Growth: Plan to $500M+ Revenue

CORPORATE DIVISIONS


GrowGeneration Corp.
GrowGeneration Retail
39 Stores
Commercial Management Corp.
Capital Projects
GrowGeneration
Omni Channel
GrowGeneration Distribution
Product Exclusives

Corporate Structure

STRATEGICALLY LOCATED STORES

Large footprint across the US strategically positioned to execute on the large and growing cannabis / hemp and organic markets

39 STORES

11 STATES

6 STATES Targeted


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MI
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
NJ
DE
MD
CT
RI
MA
VT
NH
ME
AK
HI
GrowGeneration Stores (39)
Legal for Medical Use (33)
Legal (11)
Prohibited for Any Use (3)

Summary Stats

- **GrowGeneration States Targeted for New Markets**: Missouri, Illinois, Arizona, Pennsylvania, New York, New Jersey
- **Total Square Feet: 1,000,000+**
- **Total Employees: 435**[1]

1) As of 12/1/2020.

GROW GENERATION LOCATIONS: LIVONIA, MI


GrowGeneration
WHERE THE PROS GO TO GROW
OPEN
29220
HEAVY 16




GrowGeneration
WHERE THE PROS GO TO GROW

"We love this store. Great customer service! They really saved our business! They have the stuff in stock all the time and prices are pretty decent too. **Especially if you're a member.**"

"**By far the best**, the whole staff always goes above and beyond!"

"Store was exceptionally clean, inventory did not disappoint, **staff is amazing!!!!!!**"

"GrowGeneration is the best grow supplier in town. Very knowledgeable employees. **They have the best pricing around, better then Amazon.** The more often you shop here the more you save."

Midway Between Downtown Detroit and Ann Arbor

GROW GENERATION LOCATIONS: TULSA & OKLAHOMA CITY, OK


GrowGeneration
WHERE THE PROS GO TO GROW




CROWN



OKLAHOMA CITY

"**Fantastic location!** Knowledgeable and friendly staff. Huge warehouse, great prices! If something's not stocked, they'll get it for you. Access to a commercial team for your large greenhouse needs."

"Best selection of products with the best availability for hobbyist and commercial applications."

TULSA

"This place was awesome! . . .I will definitely be back."

"Huge warehouse with tons of product for growing great and small scale!"

Four Locations in Oklahoma's Two Largest Cities

U.S. HYDROPONIC MARKET SIZE & LANDSCAPE

GrowGeneration is poised to expand alongside the large and growing legalized cannabis / hemp and organic markets

Hydroponic Market(1)

($ in b)


CAGR: 12.1%
$16.0B
$8.1B
2019E
2025E

- Over 1,000 hydroponic stores in the U.S.
- Specialized hydroponic growing materials market is highly fragmented
- 33 medical marijuana/cannabis and 15 adult-use states currently

1) Source: Markets and Markets, "Hydroponics Market", May 2019.

U.S. CANNABIS MARKET OVERVIEW(2)

- GROWTH OF LEGAL MEDICAL & RECREATIONAL USE CANNABIS SALES

- TOTAL CANNABIS DEMAND FORECAST



COMPOUND ANNUAL GROWTH RATE
14.8%
BILLIONS
$30
$25
$20
$15
$10
$5
$0
$6.89B
$8.37B
$11.76B
$14.78B
$16.87B
$19.04B
$21.12B
$22.64B
$23.93B
$25.23B
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Adult Use
Medical

- **U.S. Cannabis market is projected to reach $25 billion by 2025**

- **Assuming that there are no changes to the current legal structure (15 adult use states, 33 medical states, 16 cannabis concentrates only states), and no additional states legalizing medical or recreational uses.**

Source: New Frontier Data

CANNABIS DRIVING HYDROPONICS

Consumer

- ✓Robust cannabis category growth driven by perpetuating demographic and regulatory favorability
- ✓Mid to high-single digit growth
- ✓Most popular form of consumption is dried flower (~50% of U.S. sales) best served by indoor production
- ✓Category showcased resilience during COVID- 19 even with pressure on lower income consumers

Regulations

- ✓Expansion of U.S. state system
- ✓U.S. state regulators generally favor more competition for adult use systems
- ✓Cannabis largely during COVID-19 deemed essential with all cultivation deemed essential
- ✓Many U.S. states have ownership limitations and have blocked M&A as well as creative arrangements increase position
- ✓Regulators favor strict testing requirements for cannabis, favoring indoor operations

Investment behind Cultivation

- ✓Small scale indoor production of cannabis is optimal for adhering to tight regulations and creating consistent product
- ✓Cultivation facilities offer attractive payback returns predicated on selling all product
- ✓Fragmented environment of U.S. operators
- ✓Unbridled enthusiasm for investing behind cannabis cultivation/production to create the "Insert Iconic Consumer Brand Here" of Cannabis

Source: Company reports, Headset, and State reports

NOVEMBER 2020 BALLOT REFERENDUMS: ALL SUCCESSFUL

State	Measure(s)	Vote	Adult Population (21+)	Notes
Arizona	• Proposition 207 - Marijuana Legalization Initiative	Adult Use	5.3 mm	
Mississippi	• Initiative 65 – Medical Marijuana Amendment • Alternative 65A – Medical Marijuana Amendment	Medical Use	2.1 mm	• Voters first voted yes or no on medical marijuana then chose between a liberal system (Initiative 65) and restrictive alternative (Initiative 65A) proposed by legislature with latter providing medical marijuana only in certain incidences.
New Jersey	• Public Question 1 - Marijuana Legalization Initiative	Adult Use	6.6 mm	
Montana	• CI-118 - Allow for a Legal Age for Marijuana Amendment • I-190 - the Marijuana Legalization and Tax Initiative	Adult Use	0.8 mm	• First ballot initiative establishes a minimum age, while second is vote to introduce commercial adult use system.
South Dakota	• Initiated Measure 26 -the Medical Marijuana Initiative • Constitutional Amendment A, the Marijuana Legalization Initiative	Adult Use and Medical Use	0.6 mm	• First time two systems on same ballot.

Source: State reports and U.S. Census Bureau

POTENTIAL U.S. FEDERAL CANNABIS REFORM

Full Legalization		Executive Branch	Legislative Branch	Judicial Branch
	Full Legalization of Cannabis FDA Guidelines Allow Category to Flourish			
	Full Legalization of Cannabis FDA Creates Onerous Regulations Making FDA Approved Cannabis impractical	Complicated process through Executive branch.	Can be achieved Legislatively.	Commerce Clause – State systems have competitive advantage
Assurances of non- intervention	STATES ACT – assurances to states and operators	Has to approve legislation from Congress.	Can be achieved Legislatively.	The U.S. Supreme Court has upheld the federal government's authority to enforce federal cannabis law.
	SAFE Act – assurances to financial institutions	Has to approve legislation from Congress.	Can be achieved Legislatively.	
	Extension or Expansion of Rohrabacher-Farr (cannot use DOJ proceeds to prosecute state licensed industry)	Has to approve legislation from Congress.	Can be achieved Legislatively.	
	Unified Policy from Justice Department (akin to Cole Memo)	Full Discretion.	NA	
	Amendments to 280E – removing tax penalties specifically for cannabis	Has to approve legislation from Congress.	Can be achieved Legislatively.	
Industry Accommodations	Updated FinCen Guidance – reduced red tape for state licensed cannabis businesses	Full Discretion.	NA	
	Decriminalization of Personal Use/Expungement	Full discretion through enforcement priorities.	Can be achieved Legislatively.	

Our outlook suggests the U.S. state licensed system will endure and continue build entrenched constituencies, suggesting difficulty in achieving full federal cannabis reform.
Source: U.S. Congress and Stifel estimates

DIVERSE CUSTOMER BASE IS GROUNDED BY COMMERCIAL CUSTOMERS

GrowGeneration serves a diversified customer base mainly composed of commercial customers in the large and growing legalized cannabis / hemp and organic markets

Customer Overview

- GrowGeneration serves both commercial growers and consumer growers in the hydroponic growing market with expertise in providing premium quality products for the cannabis, hemp and organic industries
- Significant portion of customers are commercial customers who need consumable products on a recurring basis as well as capex products to meet project needs



Commercial Customer Overview

- Commercial growers include some of the largest hydroponic growers and typically need consumables, lighting, growing media and controls for their operations
- Commercial growers drive recurring consumable sales and large, one-time project builds
- Consumables drive ~60% recurring sales and draw customers to buy additional products to improve grow facilities
- GrowPro staff assist and offer commercial growers hydroponic solutions and growing suggestions


GrowGeneration



THE COMMERCIAL REVENUE STORY DRIVES PREDICTABLE, RECURRING SALES AND LONG-TERM GROWTH

Customer Focus

- GrowGeneration supports both **commercial growers** and **at-home retail growers**
- **Commercial growers** buy products that are critical to any capex build in order to increase yields, lower production costs, and generally increase the efficiency of any commercial cultivation facility
- Commercial team is comprised of individuals that provide a unique set of skills and expertise to clients
- Each team member has several years of growing experience and knowledge
- At home retail growers rely on our guidance and expertise to maximize their growing experience

Key Commercial Products

Consumables

- Total recurring sales of approximately 60% of overall revenue[1]
- Become dependable supplier for growers & cultivators


P
N
K

Nutrients (Nutrients & Additives)



Media & Nursery (Growing Media, Containers)



Tools & Accessories / Grow Tent (Garden Tools & Acc.)



Propagation (Propagation)



Integrated Pest Mgmt. Systems (Plant Health and Safety)

Non-Consumables (Capital Projects)







Environmental controls, portion of lighting, portion of harvest and portion of hydroponic systems

1) Overall revenue includes commercial and non-commercial.

ROBUST PRODUCT MIX PROVIDES RECURRING REVENUE

Product Mix by Revenue: 2020


Consumables
Non-Consumables
~40%
~60%

Commercial growers drive the Company's recurring revenue with consumables and fixed system capital projects

Product Overview

Product	% Rev.	Description
Nutrients & Additives	~27%	Premium plant nutrients, supplements and biological amendments
Growing Media	~14%	Organic soil, peat-based, coco, rockwool and stones
Garden Tools & Acc.	~5%	Tools and apparatuses for maintaining gardens
Containers	~5%	Storage containers for ingredients and post-harvest
Plant Health & Safety	~3%	Pest control, IPM, plant support, and hand tool needs
Propagation	~2%	Cloning machines, root cubes, propagation kits, cloning gel and low intensity lighting
Other	~1%	Restocking fees, delivery charges to customers and rental income
Lighting	~21%	Lighting and bulbs including traditional more progressive technology like LED, DE, and CMH
Environmental Controls	~14%	Components to control and monitor growing environment, eliminate odors and supplement CO2
Hydroponic Systems	~6%	Integrated systems – irrigation, water chillers, nutrient dosers, rolling benches, flood tables and more
Harvest	~2%	Automatic trimmers, trimming supplies, drying/hanging kits and shredders

BIG OPPORTUNITY IN PRIVATE LABEL PRODUCTS

SUNLEAVES GARDEN PRODUCTS


BASE
SILICA
ROOT
PK+CARB

POWER Si


POWER Si
BLOOM

ion LED 720W



Exclusively distributed by GrowGeneration

BRANDS WE CURRENTLY OWN:

2021 STRATEGY IS TO GENERATE 10% OF REVENUE TO PRIVATE LABEL OFFERING AT A GREATER THAN 50 BASIS-POINT MARGIN

BLUEPRINT Controllers
CARBIDE
DuraBreeze
elemental SOLUTIONS
groXcess
GUARDENWARE
HARVESTER'S EDGE
Hydro Thrive
ion
MixSure+
OptiLUME ENHANCED
Pioneer
PREDATOR LIGHTING
Smart Support
SUNLEAVES GARDEN PRODUCTS
sunspot
super starter
UTOPIAN SYSTEMS
VitaLUME
VITA PLANT

MARKETING & BRANDING

Out of Home – Billboard


YOUR TEAM
OF GROWING
EXPERTS IN
TULSA
ILUMINAR
GrowGeneration
WHERE THE PROS GO TO GROW
1151 S FRANKFORT AVE | 5566 S GARNETT RD


HYDROPONICS | LIGHTING | SOILS | NUTRIENTS
GrowGeneration
WHERE THE PROS GO TO GROW
1151 South Frankfort Ave
East 12th St & South Frankfort Ave
918-900-2445 | GrowGeneration.com

In-Store Merchandising


ORGANICS
NUTRIENTS

Trade Shows


RYOT
RYOT

MARKETING & BRANDING

Social Media


growgen
growgen Tried and True
@generalhydroponics #floraseries
#growgeneration #growgen
#growwiththepros
#wheretheprosgotogrow
#howdoyougrowgen #hydroponics
#hydrostore #cultivation #grow
#growerslife #grower #growers
GENERAL HYDROPONICS
FloraBloom
FloraGro
GrowGeneration
WHERE THE PROS GO TO GROW
FLUENCE
BY OSRAM
growgen
growgen GrowGeneration has partnered with all of the major lighting companies like Fluence, and many more to bring you a catalog of nearly one thousand different options in our immense grow light category.
#WhereTheProsGoToGrow
#HowDoYouGrowGen
#growgeneration #growgen
#growwiththepros #hydroponics
#hydrostore #cultivation #growerslife
#grower #growyourown
#organicgardening #verticalfarming
#commercialgrowers #cultivation
#growops #indoorplants #Greenhouse
#WeLoveOurCustomers
Liked by earthjuicekevin and 80 others
DECEMBER 20, 2019
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Vehicle Wraps


www.GrowGeneration.com
GrowGeneration
WHERE THE PROS GO TO GROW
ORGANICS, HYDROPONICS & GROWING SUPPLIES

INTERIOR BRANDING

Sales Counter Banner


GrowGeneration
HYDROPONICS | ORGANICS | GROW SUPPLIES


GrowGeneration
WHERE THE PROS GO TO GROW
IYDROPONICS | ORGANICS | GROW SUPPLIES

Aisle Signs


LIGHTING
CANNA


NUTRIENTS
LIGHTING




SOIL & MEDIUM

Endcap Signs


NUTRIENTS
Powders
Liquids
Additives
Fertilizers
NUTRIENTS
Liquids
Powders
Fertilizers
Additives


ENVIRONMENTAL CONTROLS
PROPAGATION

GROWPRO WEBSITE

OMNI CHANNEL APPROACH THAT SEEKS TO PROVIDE CUSTOMERS WITH A SEAMLESS ONLINE SHOPPING EXPERIENCE



www.GrowGen.Pro

OMNI CHANNEL - NEW WEBSITE

MULTICHANNEL SALES PLATFORM DRIVING ALL SALES TRAFFIC TO: WWW.GROWGENERATION.COM

Key Site Metrics

- **2020 Sales $10M vs $4.8M for 2019**
- Unique site visitors: 152,000 per month
- Customer Acquisition Cost: $30
- Average Order Amount: $651

- Buy Online Pickup in Store (BOPIS)
- ERP Integration
- Real-time inventory
- Store locator & pricing
- B2B tools /Commercial quotes
- Reduce costs with operational efficiencies
- Boost Customer Loyalty


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GrowGeneration
WHERE THE PROS GO TO GROW
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SANTA ROSA, CA
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PRODUCTS
COMMERCIAL
HOME GROWS
SALE ITEMS
GROWPRO CHANNEL
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FLUENCE
SUNLEAVES GARDEN PRODUCTS
BUY ONLINE PICKUP AT STORE
38°22'37.9"N 122°43'00.7"W
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Support
You are Shopping SANTA ROSA, CA
Open 9:00 AM - 6:00 PM
4180 S Moorland Ave
Santa Rosa CA 95407
Growpro connect
Drew Zelka
SANTA ROSA, CA
Specializing in product knowledge, lighting,


Trading Graph
M T W T F S S

FINANCIALS

KEY STATS[1]

TRADING DATA
@ (12/31/2020)

Stock Price
$45.32

$2.62/$48.11
52 WEEK LOW/HIGH

1.44 million
AVG. DAILY VOL. (3 MO.)

57.2 M
SHARES OUTSTANDING

52 M
PUBLIC FLOAT EST.

75%
INSTITUTIONAL/STRATEGIC OWNER HOLDINGS

VALUATION METRICS
@ (12/31/2020)

Enterprise Value
$2.4 Billion (01/08/2021)

$2.5B (01/08/2020)
MARKET CAP

FINANCIAL HIGHLIGHTS
(dates as noted)

Adjusted EBITDA, 9/30/2020
$13.4M

$131M, 9/30/2020 **TOTAL REVENUE**	$27.4M, 9/30/20 **TOTAL LIABILITIES**	$112.3M, 9/30/20 **TOTAL EQUITY**
$52.4M, 9/30/2020 **SAME STORE SALES**	$278K, 9/30/2020 **TOTAL DEBT**	$180M (12/31/2020) **CASH & EQUIVALENTS**

$140M, 9/30/2020
TOTAL ASSETS

STOCK TREND


GRWG Daily
1/08/21
50
45
40
35
30
25
20
15
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5
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Volume
©BigCharts.com

1) Enter Footnote here

FINANCIAL HIGHLIGHTS

$ in millions


Projected Revenue
$29
$80
$192
$350
2017
2018
2019
2020E
2021E


4-Wall Economics and Adjusted EBITDA
2019
2020
28.3%
26.7%
12.6%
9.5%
15.6%
17.2%
8.5%
7%
8.4%
10.2%
Gross Profit
Store Operating Expenses
Stores Operating Income
G and A
Adjusted EBITDA

2020 Revenue
$192m
+$112 million or 141% vs 2019

Q4 2020 Revenue
$62m
+$25 million vs Q4 2019

Same Store Sales
+58%
Q4 2020 vs Q4 2019

Same Store Sales
+63%
2020 vs 2019

14
New & Acquired Store Locations
in 2020

Up-listed to the Nasdaq Exchange

2020 YTD REVENUE GROWTH

US $ in Millions


152%
growth
123%
growth
152%
growth
$13,100,000
$33,000,000
$19,500,000
$43,500,000
$21,800,000
$55,000,000
Q1
Q2
Q3
2019
2020

STORE UNIT GROWTH 2017-2020


13
16
25
39
2017
2018
2019
2020

Total Stores
25
2019

14
New & Acquired Store Locations
in 2020

1
Opened

13
Acquired

1
Consolidated

Unit Growth
56%
YOY

SAME STORE SALES


41.8%
22.9%
48.0%
62.0%
58.0%
49.0%
73.0%
58.0%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020

Same Store Sales
62%
Q4 2019

Same Store Sales
+63%
2020
vs 2019

PROVEN ROBUST TRACK RECORD OF ACQUISITIONS AND NEW STORE OPENINGS

GrowGeneration has a proven and robust track record of acquisitions and new store openings

ACQUISITIONS

2014
Pueblo Hydroponics & Organics
Capital Raised
Stock: $0.6M

2015
Happy Grow Lucky
Capital Raised
Stock: $1.9M

January 2015
Trinidad, CO
December 2015
Colorado Springs, CO

2016
madmax hydro
Capital Raised
Stock: $1.6M

March 2016
Denver (Lipan), CO
August 2016
Fairplay, CO
October 2016
Castle Rock, CO
November 2016
Las Vegas, NV

2017
SONOMA HYDRO
Capital Raised
Stock: $5.3M

January 2017
North Las Vegas, NV
April 2017
Mississippi (Denver), CO
May 2017
San Bernardino, CA
September 2017
Boulder, CO

2018
east coast Hydroponic, Central Coast, Humboldt Depot, SGS, Santa Rosa Hydroponics, HeavyGardens.com
Capital Raised
Stock: $12.9M
Debt: $8.9M

October 2018
Oklahoma City, OK

2019
Grand Rapids Hydroponics, Bene Hydroponics, Chlorophyll, Greenlife, Hydroponics Specialty Garden Supplies, GrowWorld
Capital Raised
Stock: $13.9M

January 2019
Tulsa, OK
March 2019
Brewer, ME
November 2019
Oklahoma City, OK

2020
Emerald City, Hydroponics Depot, H2O Hydroponics.com, the grow biz, healthy harvest, Big Red Tomato, grass roots hydro ponics inc.

March 2020
Tulsa, OK
June 2020
Lansing, MI
August 2020
Concord, CA
November 2020
(Phoenix, AZ)
November 2020
(CA, OR)
December 2020
(CA)

STORE OPENINGS

Note: capital raised from stock includes proceeds from exercise of warrants and options, where applicable.

ACQUISITIONS VS. NEW STORE OPENING




GrowGeneration
WHERE THE PROS GO TO GROW
HYDROPONICS | ORGANICS | GROW SUPPLIES

- **Existing Store Acquisition – Warwick, RI**
  - 2019 revenues of $8 million
  - Total cost of acquisition, $2.4 million
  - Acquisition multiple, 2.7 times TTM EBITDA
  - Payback period expected to be less than 2.25 years

- **New Store Opening Example –**
  - 10,000 sq. ft. (New OKC location)
  - Racking/fixtures/buildout/vehicles ~ $250K
  - Initial Inventory ~ $700K
  - $500K/month in revenue run rate
  - Payback period approximately 1.5 year

EXPERIENCED LEADERSHIP TEAM AND ADVISORS

Management



Darren Lampert
CEO, Director
- Private Investor
- Lampert & Lampert



Michael Salaman
President, Director
- National Media Corp.
- American Interactive Media
- Skinny Nutritional



Monty Lamirato
CFO
- Strategic Environmental & Energy Resources
- Independent consultant
- ARC Group Worldwide



Tony Sullivan
COO
- Foot Locker
- Forman Mills
- Dollar Express

Strategic Advisors & Backing

Bob Nardelli
Senior Strategic Advisor
- Former CEO of Home Depot

Ross Haley
- Former CEO Hawthorne Gardening Co.

Strong Private Equity Backing Backed by founders of:

Board of Directors

Sean Stiefel
Director
- Navy Capital LLC
- Analyst with various equity funds

Steven Aiello
Director
- Jones & Co.
- 033 Asset Management

Paul Ciasullo
Director
- Leafline (board member)
- Global Sales Covenant Review
- Soleil Securities

ANALYSTS COVERAGE AND CONSENSUS

Full Year 2020								
Broker	Analyst	Research Date	Adjusted EBITDA	Prev Est	Revenue	Prev Est	Tgt Price*	Rating*
Guidance (Low)	FY	-	$ 19.00		$ 185.00			
Guidance (High)	FY	-	$ 20.00		$ 190.00			
Consensus - Factset		11/24/20	$ 20.40		$ 191.40			Buy
Consensus - Bloomberg		11/24/20	$ -		$ 191.43			
Consensus		11/24/20	$ 19.41	$ 17.79	$ 191.43	$177.86	$ 36.29	
Stifel Nicolaus	W. Andrew Carter	12/15/20	$ 21.00	$ 20.90	$ 198.00	$190.00	$ 40.00	Buy
Alliance Global Partners	Aaron Grey	12/21/20	$ 21.70	$ 20.90	$ 197.50	$190.30	$ 45.00	Buy
Ladenburg Thalmann & Co	Glenn G. Mattson	11/12/20	$ 20.10	$ 17.40	$ 189.80	$175.00	$ 27.00	Buy
Lake Street Capital Markets	Mark Smith	12/15/20	$ 19.90	$ 17.70	$ 191.20	$172.60	$ 40.00	Buy
Roth Capital Partners	Scott Fortune	11/12/20	$ 20.20	$ 17.70	$ 190.10	$179.20	$ 27.00	Buy
Craig Hallum Capital Group	Eric Des Lauriers	11/12/20	$ 19.60	$ 16.50	$ 187.00	$171.20	$ 35.00	Buy
Oppenheimer	Brian Nagel	11/20/20	$ 13.40	$ 13.40	$ 186.40	$166.70	$ 40.00	Buy

Denver, CO
Tel: 800.935.8420

Darren Lampert
Chief Executive Officer
darren@growgeneration.com

John Evans
Investor Relations
john.evans@growgeneration.com
415-309-0230